                                                                   Exhibit 23.3




                       Consent of Independent Auditors



We consent to the incorporation by reference of our report dated May 6, 1994 with respect to the financial statements of Sapient Corporation for the year ended December 31, 1993 included in its Registration Statement on Form S-1 in the Registration Statement on Form S-8 pertaining to the 1996 Director Stock Option Plan of Sapient Corporation.



                                        /s/ Ernst & Young LLP
                                        -------------------------
                                        Ernst & Young LLP



Boston, Massachusetts
July 2, 1996